Virgin Orbit Announces Receipt of Nasdaq Delisting Notice
LONG BEACH, CA – April 10, 2023 – Virgin Orbit Holdings, Inc. (the “Company” or “Virgin Orbit”), a responsive space launch provider, announced today that it was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq had determined to commence proceedings to delist the Company’s common stock and warrants to purchase common stock as a result of the Company’s commencement of voluntary proceedings under Chapter 11 of the United States Bankruptcy Code. Nasdaq also asserted that the Company is not compliant with Listing Rule 5250(c)(1) because it has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Nasdaq informed the Company that trading in the Company’s common stock and warrants would be suspended at the opening of business on April 13, 2023.
The Company intends to appeal Nasdaq’s decision to delist the common stock and warrants, but pursuant to Nasdaq’s listing rules, such appeal will not impact the upcoming suspension of trading in the common stock and warrants, and such suspension will remain in effect unless Nasdaq determines to reinstate the securities as part of the Company’s appeal. The Company can provide no assurance that its appeal will be successful.

If the appeal is unsuccessful, it is expected that Nasdaq would file a Form 25 with the Securities and Exchange Commission (the “SEC”), which would remove the Company’s common stock and warrants from listing and registration on Nasdaq.

About Virgin Orbit
Virgin Orbit Holdings, Inc (Nasdaq: VORB) operates one of the most flexible and responsive space launch systems ever built. Founded by Sir Richard Branson in 2017, the Company began commercial service in 2021, and has already delivered commercial, civil, national security, and international satellites into orbit. Virgin Orbit’s LauncherOne rockets are designed and manufactured in Long Beach, California, and are air-launched from a modified 747-400 carrier aircraft that allows Virgin Orbit Holdings, Inc to operate from locations all over the world in order to best serve each customer’s needs. Learn more at www.virginorbit.com and visit us on LinkedIn, on Twitter @virginorbit, and on Instagram @virgin.orbit.
Cautionary Statements Related to Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s expectations to appeal Nasdaq’s delisting determination, the potential outcome of any appeal and the possibility that Nasdaq will proceed with delisting of the Company’s common stock and warrants. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the timing and outcome of the Company’s current proceedings (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) and the Company’s filing for relief under Chapter 11; the impact of the Chapter 11 Cases on the listing of the Company’s securities on the Nasdaq Stock Market; the impact of the Termination and Debrand Agreement, dated April 2, 2023, with Virgin Enterprises Limited on the Company’s business; as well as the factors, risks and uncertainties included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, as well as in the Company’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Information section of the Company’s website at www.virginorbit.com. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Virgin Orbit assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Inquiries
Virgin Orbit
Alison Patch, Senior Director of Communications (US)
+1 949 616 2504
Alison.patch@virginorbit.com